UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: February 20, 2008
(Date of earliest event reported)

CMG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-51770 --------------------------------	87-0733770 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 21st Floor
New York, NY 10022
----------------------------------
(Address of principal executive offices) (Zip Code)

(212) 521-4111
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(Registrant’s telephone no., including area code)

PEBBLE BEACH ENTERPRISES, INC.
1200 Truxtun Avenue #130
Bakersfield, CA 93301
(661) 327-0067
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - REGISTRANT’S BUSINESS AND OPERATIONS

Item  5.01      Change in Control of Registrant.

    On February 20, 2008 a majority of the existing shares of the registrant were sold, as a result, a change of control of the registrant took place.

The following table sets forth as of February 20, 2008, information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to own beneficially 5% or more of such stock, (ii) each Director of the Company who owns any Common Stock, and (iii) all Directors and Officers as a group, together with their percentage of beneficial holdings of the outstanding shares.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS:

Title of Class	Name	Shares		Percent
Common Stock	Creative Management Group, Inc.	22,135,148	(1)	52.21%

	CMG Acquisitions, Inc.	16,144,852		38.08%

SECURITY OWNERSHIP OF MANAGEMENT:

Title of Class	Name	Shares		Percent

Common Stock	Alan Morell	0	(2)	0%

	Mike Vandetty	0	(3)	0%

	James I. Ennis	0	(4)	0%

All Directors and Executive Officers as a group (3 persons)		0		0%

(1)
Creative Management Group, Inc. has 80 shareholders including all members of management.  The Company is currently going through an audit process to reverse merge into the Registrant.  At that time, Creative Management Group, Inc. will no longer be a shareholder of the Registrant but instead be a subsidiary of the Registrant.  At that time the 80 shareholders of Creative Management Group, Inc.  will become shareholders of the Registrant.

(2)
Alan Morrell, the CEO and Chairman of the Board of CMG Holdings, Inc. is also the CEO and Chairman of the Board of Creative Management Group, Inc.   Creative Management Group, Inc. has 80 shareholders including all members of management.  The Company is currently going through an audit process to reverse merge into the Registrant.  At that time, Creative Management Group, Inc. will no longer be a shareholder of the Registrant but instead be a subsidiary of the Registrant.  At that time the 80 shareholders of Creative Management Group, Inc.  will become shareholders of the Registrant.  In addition at that time, Mr. Morrell owns 3,500,000 shares of Creative Management Group, Inc. directly, and is the beneficial owned of an additional 6,607,000 shares for a total of 10,107,000 shares.  After the registrant acquires Creative anagement Group, Inc. he will be compensated with the same amount of shares in the Registrant.

(3)
Mike Vandetty, the Secretary of CMG Holdings, Inc. is also the Secretary of Creative Management Group, Inc.   Creative Management Group, Inc. has 80 shareholders including all members of management.  The Company is currently going through an audit process to reverse merge into the Registrant.  At that time, Creative Management Group, Inc. will no longer be a shareholder of the Registrant but instead be a subsidiary of the Registrant.  At that time the 80 shareholders of Creative Management Group, Inc.  will become shareholders of the Registrant.  In addition at that time, Mr. Vandetty owns 1,000,000 shares of Creative Management Group, Inc. directly.  After the registrant acquires Creative anagement Group, Inc. he will be compensated with the same amount of shares in the Registrant.

(4)
James I. Ennis, the Treasurer and Director of CMG Holdings, Inc. is also the CEO and Director of Creative Management Group, Inc.   Creative Management Group, Inc. has 80 shareholders including all members of management.  The Company is currently going through an audit process to reverse merge into the Registrant.  At that time, Creative Management Group, Inc. will no longer be a shareholder of the Registrant but instead be a subsidiary of the Registrant.  At that time the 80 shareholders of Creative Management Group, Inc.  will become shareholders of the Registrant.  In addition at that time, Mr. Ennis owns 500,000 shares of Creative Management Group, Inc. directly, and is the beneficial owned of an additional 2,000,000 shares for a total of 2,500,000 shares.  After the registrant acquires Creative anagement Group, Inc. he will be compensated with the same amount of shares in the Registrant.

Item  5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    A Special  Meeting of the  Shareholders of the Registrant was held at the Registrant's corporate office at 590 Madiso Avenue, New York, on the 20th day of February, 2008 at 11 o'clock A.M. pursuant to call to meeting by the directors of the Company.   A quorum, representing greater than fifty percent of the issued shares was present in person or by telephone which represents a majority authorized to vote at such meeting.  At the meeting, Annette Davis resigned as the Director of the Registrant, Aaron J. Hashim resigned as President of the Registrant, Jennifer Davis Resigned as Secretary of the Registrant and Lesa Hashim resigned as Treasurer of the Registrant.   After a vote of the shareholders byu majority vote, Alan Morell, Mike Vandetty and James I. Ennis were elected to the Board of Directors.  Alan Morell was elected Chairman.  The Board of Directors then appointed Alan Morell as President and CEO of the Registrant, Mike Vandetty as Secretary and James I. Ennis as Treasurer.

Mr. Morell has 30 years of global experience in the successful development and management of talent, high growth properties, commercial rights, live events and intellectual property (IP) rights. Mr. Morell began his career with International Management Group (IMG), where he served in a variety of executive offices, including Corporate Vice President. He has created and/or managed campaigns for talent and events globally within the disciplines of Sports and Entertainment. Prior to becoming an officer of Creative Management Group Agency, Mr. Morell was a Director and Chief Executive Officer of CatalystOne, Inc. Mr. Morell is a graduate of the University of Florida.

Mr. Ennis has over 15 years of experience in financial management, strategic planning and corporate development. Prior to joining Creative Management Group, Mr. Ennis served as a Financial Advisor in the global private client group of premier wealth management and investment advisory firms of Smith Barney and Merrill Lynch from 2004 to 2007. From 1997 to 2003, Mr. Ennis served as Director of Finance for Octagon Worldwide, Inc., one of the worldʼs largest sports and entertainment marketing and consulting firms, where his responsibilities included mergers and acquisitions, business development and financial reporting. Mr. Ennis is a graduate of Mount Saint Vincent College.

Mr. Vandettyʼs areas of practice include limited partnership and securities offerings, as well as securities litigation. Mr. Vandetty has extensive transactional experience, including both domestic and international transactions in real estate, entertainment and hospitality, manufacturing and pharmaceutical sales. He also has significant experience in sports and entertainment law, mergers and acquisitions and in contract negotiations in the insurance and intellectual property arenas. Mr. Vandetty is a former prosecutor in both the Dade County State Attorneyʼs Office and the Florida Attorney Generalʼs Office. He received a Bachelor of Arts from Rutgers University in 1977 a Juris Doctorate from the University of Miami Law School in 1980.

Item  5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    A Special  Meeting of the  Shareholders of the Registrant was held at the Registrant's corporate office at 590 Madiso Avenue, New York, on the 20th day of February, 2008 at 11 o'clock A.M. pursuant to call to meeting by the directors of the Company. A quorum, representing greater than fifty percent of the issued shares was present in person or by telephone which represents a majority authorized to vote at such meeting.

        At the meeting, the shareholders by unanimous vote approved the Articles of Amendment  that has been prior approved by the officers and  directors of the Company by a similar unanimous vote to:

        1.  Change the name of the Registrant from Pebble Beach Enterprises, Inc. to CMG Holdings, Inc. to reflect the true nature of the  business of the Company.   Said  change in name was filed with the Secretary of State of Nevada on February 19, 2008.
        2.          Authorize issuing 150,000,000 shares of Common Stock, $0.001 par value.
        3.          Authorize issuing 5,000,000 shares of Preferred Stock, $0.001 par value.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statement and Exhibits.

Exhibits:

Exhibit No.                      Document Description

3.1	Amended Articles of Incorporation
3.2	Amended By Laws
10.1	Resignation of Annett Davis as Director
10.2	Resignation of Aaron J. Hashim as President
10.3	Resignation of Jennifer Davis as Secretary
10.4	Resignation of Lesa Hashim as Treasuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLE BEACH ENTERPRISES, INC.
(Registrant)

Date: February 20, 2008	By: /s/ ALAN MORELL
Alan Morell
Chief Executive Officer
(Duly Authorized Officer)

Date: February 20, 2008	By: /s/ JAMES J. ENNIS
James J. Ennis
Chief Financial Officer
(Principal Financial
and Accounting Officer)